UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2011
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas	75080

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 497-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On February 3, 2011, Lennox International Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02 disclosure.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated February 3, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: February 3, 2011	By:	/s/ Robert L. Villaseñor
		Name:	Robert L. Villaseñor
		Title:	Director, Securities Law and Assistant Secretary

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